Exhibit 10.3
                              EMPLOYMENT AGREEMENT


         This AGREEMENT ("Agreement") is made as of June 1, 2007, by and between The Oneida Savings Bank (the "Bank"), a New York chartered savings bank, Thomas
H. Dixon, an individual residing in Oneida, New York, ("Executive") and Oneida Financial Corp. (the "Company"), a federally-chartered corporation and the holding company of the Bank, as guarantor. The Bank and Company are collectively referred to as the "Employer".

         WHEREAS, Executive and the Board of Directors of the Bank desire to enter into an agreement setting forth the terms and conditions of Executive's employment and provide for the continued service of the Executive; and

         WHEREAS, the Bank recognizes the importance of Executive to the Bank's operations, and desires to assure the continuity of its management and enable the Executive to devote his full attention to management responsibilities when faced with a possible change in control of the Bank or the Company.

         NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained, it is hereby agreed as follows:

1.       Employment.

         (a) Term. The initial term of employment  under this Agreement shall be
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for the period  commencing  on the date hereof and ending on May 31,  2010.  Not later than six months prior to the expiration of this Agreement, the parties agree to commence discussions regarding a renewal of this Agreement. If the parties cannot reach agreement regarding the terms for a renewal agreement, this Agreement shall automatically renew for a 12 month period unless either party provides written notice of intent not to renew at least 60 days prior to the expiration of this Agreement. The initial term and any renewal term are collectively referred to herein as the "Employment Term."

         (b) Duties.  The Executive  shall serve as Executive Vice President and
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Chief  Credit  Officer of the Bank and Company  during the  Employment  Term and shall have such responsibilities, duties and authority as is customary for persons serving in similar officer positions and as may from time to time be reasonably assigned by the respective Boards of the Employer. The Executive shall be responsible for implementing the policies of the Board of Directors of the Company and the Board of Directors of the Bank, and shall report to the President and Chief Executive Officer. In such capacity, Executive agrees to discharge his duties to the best of his abilities and to devote substantially all of his working time and attention to the performance of his duties under this Agreement. During the Employment Term, there shall be no material decrease in the duties and responsibilities of the Executive other than as provided herein, unless the parties otherwise agree in writing. During the Employment Term, the Executive shall not be required to relocate, without his consent, his place of employment to a location more than 25 miles away from the Employer's Oneida, New York location to perform

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his duties hereunder,  except for reasonably required travel by the Executive on the business of the Employer. The Executive may affiliate with professional associations, business and civic organizations in support of his role as an officer of the Bank, provided that Executive's involvement in such activities does not adversely affect the performance of his duties on behalf of the Company or the Bank or the reputation of the Company or Bank.

2.       Compensation and Benefits.

         (a) Base Salary. The Executive shall initially be paid a base salary at
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an  annualized  rate of  $161,460.00  (as may be  adjusted  from time to time in accordance with this Agreement, "Base Salary"), payable in accordance with the Employer's regular payroll practices for its employees. On an annual basis, the Executive's Base Salary shall be reviewed by the Employer and may be increased in the discretion of the Board of Directors and Compensation Committee of the Employer. In reviewing the Executive's Base Salary, the Board of Directors of
the   Employer   shall   consider   the   Executive's   performance,   scope  of
responsibility, and such other matters as the Board of Directors or the Compensation Committee of the Board deems appropriate. The Base Salary of the Executive shall not be decreased at any time during the current Employment Term from the amount then in effect, unless the Executive otherwise agrees in writing.

         (b) Bonuses and Incentive Compensation. The Executive shall be eligible
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to participate in an equitable  manner with all other  employees of the Employer in any bonus or other incentive programs (including any stock option or equity compensation plans) as may be authorized, declared and paid by the Boards of Directors of the Employer. This provision shall not preclude the grant of any other bonus or compensation to the Executive as determined by the Board of Directors of the Employer.

         (c) Benefit  Plans.  The Executive  shall be eligible to participate in
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any employee  pension  benefit plans (as that term is defined under Section 3(2)
of the Employee Retirement Income Security Act of 1974, as amended), group life insurance plans, medical plans, dental plans, long-term disability plans, and other fringe benefit plans or programs maintained by the employer for the benefit of its employees ("Benefit Plans"). The Executive's participation in any such benefit plans and programs (before or after termination) shall be based on,
and  subject  to  satisfaction  of,  the  eligibility   requirements  and  other
conditions of such plans and programs notwithstanding any provisions of this Agreement. The Executive shall be entitled to such supplemental benefits as set forth on the attached Exhibit A to this Agreement, which may be amended from time-to-time upon the mutual agreement of Executive and Employer.

         (d) Expenses.  The Executive is authorized to incur reasonable expenses
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in the  performance  of his duties  hereunder,  including  the costs of business entertainment, travel, and attendance at meetings. The Employer shall reimburse the Executive for all such expenses promptly upon periodic presentation by the Executive of an itemized account of such expenses.

         (e) Other  Benefits.  During the period of  employment,  the  Executive
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shall also be entitled to receive the following benefits:

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                  (i) Paid vacation in accordance  with the Employer's  Employee
Handbook;

                  (ii) Reasonable sick leave consistent with the Bank's policy in that regard for other executive officers; and

                  (iii) Reimbursement of fees or dues (but not personal expenses) for up to two club memberships of the Executive at dining or country clubs as may be beneficial to the Executive's role with the Bank. The choice of clubs shall be subject to review and disapproval by the Board of Directors of the Bank at any time.

         (f) Exclusivity of Salary and Benefits. Executive shall not be entitled
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to any payments or benefits  other than those  provided  under this Agreement or referred to in Exhibit A.

3.       Termination.

         Prior to a Change of Control, the Executive's employment by the Employer shall be subject to termination as follows:

         (a) Voluntary  Termination.  The Executive may terminate this Agreement
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upon not less than 60 days prior written  notice  delivered to the Employer,  in which event the Executive shall be entitled only to the compensation and benefits the Executive has earned or accrued through the date of termination. Employer may appropriately adjust Executive's duties upon notice of such termination.

         (b)  Termination  Upon Death.  This Agreement  shall terminate upon the
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Executive's  death. In the event this Agreement is terminated as a result of the
Executive's death, the Employer shall continue payments of the Executive's Base Salary and payments related to Executive's participation in the Benefit Plans which would have otherwise been due for a period of 90 days following the Executive's death to the Executive's estate or designated beneficiaries.

         (c) Termination Upon Disability.  Termination of Executive's employment
             ---------------------------
based on "Disability" shall be construed to comply with Section 409A of the Internal Revenue Code and shall be deemed to have occurred if: (i) Executive is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death, or last for a continuous period of not less than 12 months; (ii) by reason of any medically determinable physical or mental impairment that can be expected to result in death, or last for a continuous period of not less than 12 months, Executive is receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the Bank or the Company; or (iii) Executive is determined to be totally disabled by the Social Security Administration.

The Employer may terminate this Agreement upon the Executive's Disability. Once the Executive is determined to be Disabled, the Executive shall be entitled to 100% of the Executive's Base Salary and continued benefits under the Benefit Plans otherwise payable during that period, reduced by any other Employer-provided benefits to which the Executive may be entitled with respect to such Disability (including, but not limited to, benefits provided under any

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disability insurance policy or program,  worker's compensation law, or any other benefit program or arrangement).

         (d) Termination  for Cause.  The Employer may terminate the Executive's
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employment for Cause by written  notice to the  Executive.  For purposes of this
Agreement,   "Cause"  shall  mean  the  Executive's  (1)  personal   dishonesty,
incompetence, or willful misconduct; (2) breach of fiduciary duty involving personal profit or intentional failure to perform material stated duties; (3) willful violation of any law, rule, or regulation (other than traffic violations or similar offenses); (4) being a specific subject of a final cease and desist order from, written agreement with, or other order or supervisory direction from, any federal or state regulatory authority; or (5) conviction or indictment of Executive for a felony or any misdemeanor involving moral turpitude, deceit, dishonesty or fraud. In determining incompetence, the acts or omissions shall be measured against standards generally prevailing in the financial institutions industry; provided, it shall be the burden of the Employer to establish the alleged acts and omissions and the prevailing nature of the standards the Employer shall have alleged are violated by such acts and/or omissions.

         Notwithstanding any other term or provision of this Agreement to the contrary, if the Executive's employment is terminated for Cause, the Executive shall forfeit all rights to payments and benefits otherwise provided pursuant to this Agreement; provided, however, that Base Salary shall be paid through the date of termination.

         (e)  Termination   Without  Cause.   The  Employer  may  terminate  the
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Executive's  employment  for reasons other than Cause upon not less than 60 days prior written notice delivered to the Executive, in which event the Employer shall (i) pay to the Executive within 30 days of the date of termination the following a lump sum payment equal to the unpaid Base Salary that would have been paid to or earned by the Executive pursuant to this Agreement, if the Executive had remained employed under the terms of this Agreement through the end of the Employment Term, or for a period of 6 months following the date of termination, whichever period is longer and (ii) continue payments related to Executive's participation in any medical, dental and life insurance benefit plans at the same levels that existed prior to the termination for a period of 18 months following the termination date. If the Executive terminates his employment with the Employer during the Employment Term for "Good Reason" (defined in Section 4(d) below), other than following a Change of Control, such termination shall be deemed to have been a termination by the Employer of the Executive's employment without Cause.

         Notwithstanding the foregoing, if Executive's employment ends prior to December 31, 2007 for reasons other than Cause and under circumstances that entitled the Executive to payments and benefits under paragraph 4(a) of this Agreement (regarding a "Change of Control"), then amounts that may be payable under this paragraph 3(e) shall be reduced by payments made to Employee under paragraph 4(a).

         (f) Change of Control.  If the  Executive's  employment by the Employer
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shall cease for any reason other than Cause,  death or  disability of Executive, or termination for Good Reason by Executive within six months prior to, or 12 months following, a Change of Control

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that occurs  during the  Employment  Term,  the  provisions of paragraph 4 below shall apply even if the Employment Term under this Agreement has expired.

         (g)  Resignation.   Effective  upon  the  Executive's   termination  of
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employment for any reason, the Executive hereby resigns from any and all offices and positions (including any director positions) related to the Executive's employment with the Employer and any subsidiaries or affiliates thereof, and held by the Executive at the time of termination.

         (h)  Regulatory  Limits.  Notwithstanding  any other  provision in this
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Agreement,  (i) the Employer may  terminate  or suspend this  Agreement  and the employment of the Executive hereunder, as if such termination were for Cause under Section 3(d) hereof, to the extent required by applicable Federal or state law related to banking, deposit insurance or bank or savings institution holding companies or by regulations or orders issued by the Federal Deposit Insurance Corporation or any other state or federal banking regulatory agency having jurisdiction over the Company or the Bank and (ii) no payment shall be required to be made to or for the benefit of the Executive under this Agreement to the extent such payment is prohibited by applicable law, regulation or order issued by a banking agency or a court of competent jurisdiction; provided that it shall be the Employer's burden to establish that any such action was so required.

          (i)  Excess  Payments.  Notwithstanding  the  foregoing,  in the event
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Executive is a "Specified Employee" (as defined herein) no payment shall be made to Executive under sections 3(e) prior to the first day of the seventh month following the Event of Termination in excess of the "permitted amount" under
Section 409A of the Internal Revenue Code. For these purposes the "permitted amount" shall be an amount that does not exceed two times the lesser of: (A) the sum of Executive's annualized compensation based upon the annual rate of pay for services provided to the Bank for the calendar year preceding the year in which Executive has an Event of Termination, or (B) the maximum amount that may be taken into account under a tax-qualified plan pursuant to Section 401(a)(17) of the Internal Revenue Code for the calendar year in which occurs the Event of Termination. The payment of the "permitted amount" must occur no later than the last day of the second calendar year following the calendar year in which the Event of Termination occurs. Any payment in excess of the permitted amount shall be made to Executive on the first day of the seventh month following the Event of Termination. "Specified Employee" shall be interpreted to comply with Section 409A of the Internal Revenue Code and shall mean a key employee within the meaning of Section 416(i) of the Internal Revenue Code (without regard to paragraph 5 thereof), but an individual shall be a "Specified Employee" only if the Bank is a publicly traded institution or the subsidiary of a publicly traded holding company.

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4.       Termination Following a Change of Control.

         (a) Subject to the limits set forth in Section 4(b), in the event the Employer terminates the Executive's employment for reasons other than Cause, death or disability of Executive, or the Executive terminates employment with Good Reason, in either case within six months prior to, or 12 months after, a Change of Control, the Employer shall, within 60 days of termination, (i) pay to the Executive a lump sum cash payment equal to 2.99 times the average annual compensation paid to the Executive by Employer and included in the Executive's gross income for income tax purposes during the five full calendar years, or shorter period of employment, that immediately precede the year during which the Change of Control occurs, and (ii) provide for Executive's continued participation in any medical, dental and life insurance benefit plans on substantially the same terms in existence at the time of termination for a period of 18 months following the termination date.

         (b)  Limitation.  Notwithstanding  anything  in this  Agreement  to the
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contrary,  in the event that the amount  payable to the  Executive  pursuant  to
Section 4(a) above, when added to all other amounts paid or to be paid to, and the value of all property received or to be received by the Executive in anticipation of or following a Change of Control, whether paid or received pursuant to this Agreement or otherwise (such other amounts and property being referred to herein as "Other Change in Control Payments"), would constitute an excess parachute payment within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (or any successor or renumbered section), then the amount payable pursuant to Section 4(a) of this Agreement shall be reduced to the maximum amount which, when added to such Other Change in Control Payments, would not constitute an excess parachute payment. The allocation of any reduction required by this subparagraph among various payments shall be made based on the directions of the Executive.

         (c) For purposes of this Agreement, a "Change of Control" shall mean:

                  (1)   Acquisition  of   Significant   Share   Ownership:   The
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acquisition  by any  individual,  entity or group (within the meaning of Section
13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 25% or more of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (1), the following acquisitions shall not constitute a Change of Control: (i) any acquisition directly from the Company or Oneida Financial, MHC, (ii) any acquisition by the Company or Oneida Financial, MHC, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or Oneida Financial, MHC, the Bank or any other corporation controlled by the Company or Oneida Financial, MHC, (iv) the reorganization of Oneida Financial MHC to a converted stock entity, or (v) any acquisition by any corporation pursuant to a transaction that complies with clauses (i), (ii), and
(iii) of subsection (3) of this Section 4(c); or

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                  (2) Change in Board  Composition:  Individuals  who, as of the
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date hereof,  constitute  the Board of Directors of the Company (the  "Incumbent
Board") cease for any reason to constitute at least a majority of such Board of Directors (the "Company Board"); provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by Company shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Company Board; or

                  (3) Merger with Third Party:  Consummation of  reorganization,
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merger  or  consolidation  of the  Company  with  another  entity  (a  "Business
Combination"),   unless,  following  such  Business  Combination,   (i)  all  or
substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of
directors  of  the   corporation   resulting  from  such  Business   Combination
(including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination,
(ii)  no  Person  (excluding  any  corporation   resulting  from  such  Business
Combination or any employee benefit plan (or related trust) of the Company, the Bank, such corporation resulting from such Business Combination or a corporation controlled by any of them) beneficially owns, directly or indirectly, 25% or more of the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, providing for such Business Combination; or

                  (4) Sale of  Assets:  The  Company  sells or deposes of all or
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substantially all of its assets to a third party.

         (d) "Good Reason" shall mean the Executive's resignation from the Bank's employ upon any of the following, unless consented to by Executive:

                  (1) failure to appoint  Executive to the position set forth in
Section 1, or a material change in Executive's function, duties, or responsibilities, which change would cause Executive's position to become one of lesser responsibility, importance, or scope from the position and responsibilities described in Section 1, to which Executive has not agreed in writing (and any such material change shall be deemed a continuing breach of this Agreement by the Bank);

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                  (2) a relocation of Executive's  principal place of employment to a location that is more than 25 miles from the location of the Bank's principal executive offices as of the date of this Agreement;

                  (3) a material reduction in the benefits and perquisites, including Base Salary, to Executive from those being provided as of the Effective Date (except for any reduction that is part of a reduction in pay or benefits that is generally applicable to officers or employees of the Bank);

                  (4) a liquidation or dissolution of the Bank;

                  (7) a material breach of this Agreement by the Bank.

         Upon the occurrence of any event described in clause above, Executive shall have the right to elect to terminate his employment under this Agreement by resignation upon not less than thirty (30) days prior written notice given within a reasonable period of time (not to exceed ninety (90) days) after the event giving rise to the right to elect, which termination by Executive shall be an Event of Termination. The Bank shall have at least 30 days to remedy any condition set forth in clause (ii) (A)-(E), provided, however the Bank shall be entitled to waive such period and make an immediate payment hereunder.

                  (1)
(e) Excess Payments.  Notwithstanding the foregoing, in the event Executive is a
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"Specified  Employee" (as defined  herein) no payment shall be made to Executive under section 4 prior to the first day of the seventh month following the Event of Termination in excess of the "permitted amount" under Section 409A of the Internal Revenue Code. For these purposes the "permitted amount" shall be an amount that does not exceed two times the lesser of: (A) the sum of Executive's annualized compensation based upon the annual rate of pay for services provided to the Bank for the calendar year preceding the year in which Executive has an Event of Termination, or (B) the maximum amount that may be taken into account under a tax-qualified plan pursuant to Section 401(a)(17) of the Internal Revenue Code for the calendar year in which occurs the Event of Termination. The payment of the "permitted amount" must occur no later than the last day of the second calendar year following the calendar year in which the Event of Termination occurs. Any payment in excess of the permitted amount shall be made to Executive on the first day of the seventh month following the Event of Termination. "Specified Employee" shall be interpreted to comply with Section 409A of the Internal Revenue Code and shall mean a key employee within the meaning of Section 416(i) of the Internal Revenue Code (without regard to paragraph 5 thereof), but an individual shall be a "Specified Employee" only if the Bank is a publicly traded institution or the subsidiary of a publicly traded holding company.

5.       Covenants.

         (a) Confidentiality. The Executive shall not, without the prior written
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consent  of  the  Employer,  disclose  or  use in any  way,  either  during  the
Employment Term or thereafter, except as required in the course of his employment by Employer, any confidential business or technical information or trade secret acquired in the course of the Executive's employment by the Employer. The Executive acknowledges and agrees that it would be difficult to fully

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compensate  the Employer  for damages  resulting  from the breach or  threatened breach of the foregoing provision and, accordingly, that the Employer shall be entitled to temporary preliminary injunctions and permanent injunctions to enforce such provision. This provision with respect to injunctive relief shall not, however, diminish the Employer's right to claim and recover damages. The Executive covenants to use his best efforts to prevent the publication or disclosure of any trade secret or any confidential information concerning the business or finances of Employer or Employer's affiliates, or any of their dealings, transactions or affairs which may come to the Executive's knowledge in the pursuance of his duties or employment.

         (b) No  Competition.  The  Executive's  employment  is  subject  to the
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condition that during the term of his  employment  hereunder and for a period of
24 months following the date his employment ceases for any reason, the Executive
(i) shall not, directly or indirectly, own, manage, operate, control or participate in the ownership, management, operation or control of, or be connected as an officer, employee, partner, director, individual proprietor, lender, consultant or otherwise with, or have any financial interest in, or aid or assist anyone else in the conduct of, any entity or business (a "Competitive Operation") which competes in the banking industry or with any other business conducted by the Employer or by any group, affiliate, division or subsidiary of the Employer, in Madison, Oneida or Onondaga County, (ii) will refrain from directly or indirectly employing, attempting to employ, recruiting or otherwise soliciting, inducing or influencing any person to leave employment with the Employer; and (iii) will refrain from soliciting or encouraging any customer to terminate or otherwise modify adversely its business relationship with the Employer. The Executive shall fully advise the Employer as to any activity, interest, or investment the Executive may be involved in that might violate the terms of this paragraph upon the request of Employer.

         (c)  Termination  of Payments.  Upon the breach by the Executive of any
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covenant under this Section 5, the Employer may terminate, offset and/or recover from the Executive immediately any and all benefits paid to the Executive pursuant to this Agreement, in addition to any and all other remedies available to the Employer under the law or in equity.

         (d)  Modification.  Although  the  parties  consider  the  restrictions
              ------------
contained in this Section 5 reasonable as to protected business, duration, and geographic area, in the event that any court of competent jurisdiction deems them to be unreasonable, then such restrictions shall apply to the broadest business, longest period, and largest geographic territory as may be considered reasonable by such court, and this Section 5, as so amended, shall be enforced.

         (e) Other  Agreements.  The  Executive  represents  and  warrants  that
             -----------------
neither the Executive's employment with the Employer nor the Executive's performance of his obligations hereunder will conflict with or violate the Executive's obligations under the terms of any agreement with a previous employer or other party including agreements to refrain from competing, directly or indirectly, with the business of such previous employer or any other party.

6.       Miscellaneous.

         (a)   Withholding.   The  Employer   shall  deduct  and  withhold  from
               -----------
compensation and benefits provided under this Agreement all necessary income and employment taxes and any other similar sums required by law to be withheld.

         (b) Rules,  Regulations and Policies.  The Executive shall use his best
             --------------------------------
efforts to abide by and comply with all of the rules, regulations, and policies of the Employer, including without limitation the Employer's policy of strict adherence to, and compliance with, any and all requirements of the banking, securities, and antitrust laws and regulations.

         (c) Return of  Employer's  Property.  After the  Executive has received
             -------------------------------
notice of termination or at the end of his period of employment with Employer, whichever first occurs, the Executive shall immediately return to Employer all documents and other property in his possession belonging to Employer.

         (d)  Construction  and  Severability.  The invalidity of anyone or more
              -------------------------------
provisions of this Agreement or any part thereof, all of which are inserted conditionally upon their being valid in law, shall not affect the validity of any other provisions to this Agreement; and in the event that one or more provisions contained herein shall be invalid, as determined by a court of competent jurisdiction, this Agreement shall be construed as if such invalid provisions had not been inserted.

         (e) Governing Law. This Agreement  shall be governed by the laws of the
             -------------
United States, where applicable, and otherwise by the laws of the State of New York other than the choice of law rules thereof.

         (f) Assignability and Successors. This Agreement may not be assigned by
             ----------------------------
the Executive or the Employer, except that this Agreement shall be binding upon and shall inure to the benefit of the successor of the Employer through merger or corporate reorganization including the successor to the Company resulting from any reorganization of Oneida Financial, MHC to a stock entity.

         (g) Jurisdiction and Venue. The jurisdiction of any proceeding  between
             ----------------------
the parties arising out of, or with respect to, this Agreement shall be in a court of competent jurisdiction in New York State, and venue shall be in Madison or Onondaga County. Each party shall be subject to the personal jurisdiction of the courts of New York State.

         (h) Arbitration of Disputes. Any controversy or claim arising out of or
             -----------------------
relating to this Agreement or the breach thereof or otherwise arising out of the Executive's employment or the termination of that employment (including, without limitation, any claims of unlawful employment discrimination whether based on age or otherwise) shall, to the fullest extent permitted by law, be settled by arbitration in any forum and form agreed upon by the parties or, in the absence of such an agreement, under the auspices of the American Arbitration Association ("AAA") in Syracuse, New York in accordance with the rules of the AAA, including, but not limited to, the rules and procedures applicable to the selection of arbitrators. Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. Notwithstanding the foregoing, this Section shall not preclude either party from pursuing a court action for the sole purpose of obtaining a temporary restraining order or a preliminary injunction in circumstances in which such relief is appropriate;
provided that any other relief shall be pursued through an arbitration proceeding pursuant to this Section.

         (i) Entire Agreement;  Amendment. This Agreement constitutes the entire
             ----------------------------
understanding and Agreement between the parties with respect to the subject matter hereof and shall supersede all prior understandings and agreements. This Agreement cannot be amended, modified, or supplemented in any respect, except by a subsequent written agreement entered into by the parties hereto.

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.

                                         THE ONEIDA SAVINGS BANK


                                         By: /s/ Richard Myers
                                             -----------------------------------
                                             Richard B. Myers
                                             Chairman


                                         By: /s/ Patricia Caprio
                                             -----------------------------------
                                             Patricia D. Caprio
                                             Chairman of Compensation Committee

                                         ONEIDA FINANCIAL CORP.


                                         By: /s/ Richard Myers
                                             -----------------------------------
                                             Richard B. Myers
                                             Chairman


                                         By: /s/ Patricia Caprio
                                             -----------------------------------
                                             Patricia D. Caprio
                                             Chairman of Compensation Committee

                                         EXECUTIVE:


                                         /s/ Thomas Dixon
                                         ---------------------------------------
                                             Thomas H. Dixon

                                                                       Exhibit A
                                                                       ---------


                              SUPPLEMENTAL BENEFITS

In accordance with Section 2(c) of the Employment Agreement, dated June 1, 2007 between Thomas H. Dixon, The Oneida Savings Bank and Oneida Financial Corp. (the "Employment Agreement"), this Exhibit contains the exclusive listing of supplemental benefits which the Executive is entitled to in addition to the compensation and benefits expressly referenced in the Employment Agreement. This Exhibit may be amended from time-to-time upon the mutual agreement of the Executive and the Compensation Committee and Board of Directors of Employer.


         5. Supplemental Life Insurance - The Company will provide the Executive with additional term life insurance to supplement the group coverage provided to all employees of the Company, the cost of this policy to be paid by the Company with the Executive responsible for the personal income tax consequences of the additional benefit. The Company provides a group plan with a death benefit equal to three and one-half times Base Salary with a maximum benefit of $300,000.00. The additional term life insurance provided under this agreement is a supplement to the group term life insurance provided to all employees to. provide an overall benefit to the Executive equal to three and one-half times Base Salary without a benefit cap.

         6. Supplemental Long-Term Disability Insurance - The Company will provide the Executive with a long-term disability policy to supplement the group coverage provided to all employees of the Company. The group coverage provides a benefit equal to two-thirds of Base Salary with a maximum benefit of $6,000.00 per month. The supplemental long-term disability insurance will wrap the current group policy to provide an overall benefit to the Executive equal to two-thirds of Base Salary without a benefit cap. The cost of this benefit to be paid by the Company.